UNCONDITIONAL GUARANTY

                            (LORETTA FOOD GROUP INC.)

     This UNCONDITIONAL GUARANTY dated March 9, 2005 (this "Guaranty"), is made by Loretta Food Group Inc. a Delaware corporation (the "Guarantor"), in favor of Caithness Financial Services Limited (the "Lender") with reference to the following facts:

     A. The Lender has entered into a Loan Agreement dated as of March 8, 2005 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Loan Agreement") with Loretta Baking Mix Products Ltd., a corporation organized and existing under the laws of Michigan (the "Borrower"). Capitalized terms that are used in this Guaranty but are not otherwise defined in this Guaranty shall have the respective meanings assigned to those terms in the Loan Agreement.

     B. The Guarantor directly or indirectly owns 100% of the ownership interests in the Borrower and will, therefore, derive substantial direct and indirect benefit from the transactions contemplated by the Loan Agreement.

     C. It is a condition precedent to the making of the Loan by the Lender under the Loan Agreement that the Guarantor shall have executed and delivered this Guaranty.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make the Loan under the Loan Agreement, the Guarantor hereby agrees as follows:

     1. Guaranty. The Guarantor hereby unconditionally guarantees the punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter owing to Lender arising in relation to the Loan Agreement, the Note or the other Loan Documents, whether for principal, interest, fees, expenses or otherwise (such obligations being the "Obligations"), and agree to pay any and all reasonable expenses (including reasonable counsel fees and expenses) incurred by the Lender in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Obligations and would be owed by the Borrower under the Loan Agreement, the Note or the other Loan Documents even if they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

     2. Guaranty Absolute. This is a guarantee of payment and not collection. Guarantor guarantees that the Obligations will be paid in accordance with the terms of the Loan Agreement and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Guarantor or whether the Borrower or any other Guarantor is joined in any such action or actions. Lender can require that Guarantor pay Lender the amounts owing under this Guaranty immediately, and Lender is not required to collect first from the Borrower. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

         (i) any lack of validity or enforceability of the Loan Agreement, the Note or any other Loan Document or any other agreement or instrument relating thereto;

         (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Loan Agreement or any Loan Document, including, without limitation, any increase in the Obligations resulting from the extension of additional advances to the Borrower or any of its subsidiaries or otherwise;

         (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

         (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Borrower or any of its subsidiaries;

         (v) any change, restructuring or termination of the corporate structure or existence of the Borrower, any Guarantor or any of their respective affiliates; or

         (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or any other guarantor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

     3. Waiver. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

     4. Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations and all other amounts payable under this Guaranty shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the payment in full of the Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Agreement or held by the Lender as collateral security for any Obligations thereafter existing. If
(i) the Guarantor shall make payment to the Lender of all or any part of the Obligations and (ii) all the Obligations and all other amounts payable under this Guaranty shall be paid in full, the Lender will, at Guarantor's request, execute and deliver to Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to Guarantor of an interest in the Obligations resulting from such payment by Guarantor.

     5. Subordination. All debts and obligations, whether now or hereafter owing, of the Borrower to the Lender, contingent or otherwise, in connection with and pursuant to the Loan or any Loan Document are referred to herein as "Senior Obligations". All debts and obligations, whether now or hereafter owing, of the Borrower to any Guarantor or any subsidiary of any Guarantor, as the same may be modified or renewed, including all interest thereon, and charges and other expenses and fees advanced or incurred by or for such Guarantor in connection therewith are referred to herein as the "Subordinated Debts". Until the Borrower has fully repaid and performed to or for the benefit of the Lender all Senior Obligations, any and all Subordinated Debts and all liens and encumbrances securing the same are fully subordinated to the full repayment of the Senior Obligations and the discharge of all liens and encumbrances in favor of the Lender now or hereafter securing the Senior Obligations. Accordingly, until the Senior Obligations shall have been paid in full, the Borrower shall not make, and Guarantor shall not, and shall cause its subsidiaries not to, demand or accept, any payment of principal or interest on account of, or transfer any collateral for any part of, the Subordinated Debts. During the period beginning on the date hereof and ending on the date on which the Senior Obligations shall have been satisfied and performed in full, Guarantor shall not, and shall cause its subsidiaries not to, seek to realize on any collateral, or commence or join in any proceeding for the collection of the Subordinated Debts, including any bankruptcy, insolvency or receivership proceeding, without the prior written consent of the Lender. If any payments are received or come into the possession of Guarantor while there is any amount outstanding on any of the Senior Obligations, Guarantor shall segregate such payments from other funds of Guarantor and shall immediately pay such sums to the Lender.

     6.   Representations   and  Warranties  of  Guarantors.   Guarantor  hereby
represents to Lender, as of the date hereof:

     6.1 Existence and Power. Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to execute, deliver and perform this Guaranty and the other Loan Documents to which it is a party.

     6.2 Authorization. The execution, delivery and performance by Guarantor of this Guaranty and the other Loan Documents to which it is a party, have been duly authorized by all necessary corporate or other action of Guarantor.

     6.3 Approvals, Etc. No consent, approval, filing or registration with any authority, is required for the making and performance by Guarantor of this Guaranty or any other Loan Documents to which it is a party, other than those which have already been obtained or for which the failure to obtain would not have a material adverse effect on the business, operations, assets or affairs of the Guarantor.

     6.4 Binding Obligations, Etc. This Guaranty has been duly executed and delivered by Guarantor and constitutes, and each of the other Loan Documents to which it is a party when duly executed and delivered will constitute, the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its respective terms, except as enforcement may be limited by general principles of equity and by bankruptcy and other laws affecting creditors' rights generally.

     6.5 Litigation. There are no actions, proceedings, investigations, or claims against or affecting Guarantor now pending before any court, arbitrator or governmental authority (nor to the knowledge of Guarantor has any been threatened nor does any basis exist therefore) which if determined adversely to Guarantor would be likely to have a material adverse effect on the financial condition or operations of Guarantor, or impair its ability to perform its obligations under, or affect the validity or enforceability of, this Guaranty or any of the other Loan Documents to which it is party.

     6.6 Financial Condition. All statements, reports and information provided to Lender regarding the financial condition of Guarantor fairly present the financial condition of such Guarantor as of the dates thereof, all in accordance with generally accepted accounting principles consistently applied; and there has been no material adverse change to Guarantor's financial condition as of the Closing Date.

     6.7 Other Agreements. Guarantor is not in material breach of or default under any agreement to which it is a party or which is binding on it or any material portion of its assets.

     6.8 Continuing Representations and Warranties. The representations and warranties herein contained are continuing in character and unless otherwise indicated, shall continue in effect until repayment in full of the Loan.

     7. Covenants. Until payment in full of the Loan and performance of all other obligations of Borrower and the Guarantor under the Loan Documents, the Guarantor agrees as follows:

     7.1 Preservation of Existence, Etc. Guarantor will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its incorporation and will qualify and remain qualified as a foreign company in each jurisdiction where such qualification is necessary or advisable in view of the business and operations of Guarantor or the ownership of its properties, except to the extent the failure to so qualify would not cause a material adverse effect on the Guarantor.

     7.2 Visitation Rights. At any reasonable time during business hours, and from time to time, Guarantor will permit Lender to examine and make copies of and abstracts from the records and books of account of and to visit the properties of Guarantor and to discuss the affairs, finances and accounts of Guarantor with any of its officers or directors.

     7.3 Keeping of Books and Records. Guarantor will keep adequate records and books of account in which complete entries will be made, in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of Guarantor.

     7.4  Compliance  with  Laws Etc.  Guarantor  will  comply  in all  material respects with all laws, regulations, rules, and orders of governmental authorities applicable to Guarantor or to its operations or property, except any thereof whose validity is being contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof.

     7.5 Other Obligations. Guarantor will pay and discharge before the same shall become delinquent all indebtedness, taxes and other obligations for which Guarantor is liable or to which its income or property is subject and all claims for labor and materials or supplies which, if unpaid, might become by law a lien upon assets of Guarantor.

     7.6 Insurance. Guarantor will keep in force upon all of its properties and operations policies of insurance carried with responsible companies in such amounts and covering all such risks as shall be customary in the industry and satisfactory to Lender or as otherwise required in the Loan Documents. Guarantor will on request furnish to Lender certificates of insurance or duplicate policies evidencing such coverage.

     7.7 Financial Information. Guarantor will deliver to Lender (a) as soon as available and in any event within 90 days after the end of each fiscal year of Guarantor, the balance sheet of Guarantor as of the end of such fiscal year and the related statements of income and retained earnings and statement of changes in financial position of Guarantor for such year, accompanied by the audit report thereon by independent certified public accountants satisfactory to Lender; (b) as soon as available and in any event within 30 days after the end of each month, the unaudited balance sheet and statement of income and retained earnings of Guarantor as of the end of such month (including the fiscal year to the end of such month), accompanied by a certificate of the chief financial officer of Guarantor that such unaudited balance sheet and statement of income and retained earnings have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly the financial position and the results of operations of Guarantor as of the end of and for such month; (c) unedited copies of all reports, or other information furnished to the board of directors of Guarantor or its management; and (d) all other statements, reports and other information as Lender may reasonably request concerning the financial condition and business affairs of Guarantor.

     7.8 Notification. Promptly after learning thereof, Guarantor will notify Lender of (a) any action, proceeding, investigation or claim against or affecting Guarantor instituted before any court, arbitrator or governmental authority or, to Guarantor's knowledge, threatened to be instituted; (b) any substantial dispute between Guarantor and any governmental authority; (c) any labor controversy which has resulted in or, to Guarantor's knowledge, threatens to result in a strike which would materially affect the business operations of Guarantor; (d) the occurrence of any Event of Default.

     7.9 Additional Payments; Additional Acts. From time to time, Guarantor will
(a) pay or reimburse Lender on request for all reasonable expenses, including legal fees, actually incurred by Lender in connection with the preparation and execution of the Loan Documents or the enforcement by judicial proceedings or otherwise of any of the rights of Lender under the Loan Documents; and (b) execute and deliver all such instruments and to perform all such other acts as Lender may reasonably request to carry out the transactions contemplated by the Loan Documents.

     8. Payments Free and Clear of Taxes, Etc. Any and all payments made by Guarantor hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on net income and all income and franchise taxes of the United States, and any political subdivisions thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). Guarantor will indemnify the Lender for the full amount of Taxes paid by the Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Lender makes written demand therefore. Without prejudice to the survival of any other agreement of the Guarantor hereunder, the agreements and obligations of Guarantor contained in this Section 8 shall survive the payment in full of the principal of and interest on the Note.

     9. Amendments, Etc. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     10. Addresses for Notices. (a) Any notice required or permitted to be given under this Guaranty or any other Loan Document will be in writing and may be given by delivering, sending by electronic facsimile transmission or sending by prepaid first class mail, the notice to the following address or number:

                  If to Lender:

                           Caithness Financial Services Limited
                           141 Adelaide Street West, Suite 500
                           Toronto, ON
                           Canada M5H 3L5
                           Attention: William Smethurst
                           Facsimile No.: 416-363-0456

                  If to Guarantor:

                           Loretta Food Group Inc.
                           2405 Lucknow Drive
                           Mississauga, ON
                           Canada, L5S 1H9
                           Attention:  Al Burgio
                           Facsimile No.: 905-678-0733

(or to such other address or number as any party may specify by notice in writing to another party).

     (b) Any notice delivered or sent by electronic facsimile transmission on a business day will be deemed conclusively to have been effectively given on the day the notice was delivered, or the transmission was sent successfully to the number set out above, as the case may be.

     (c) Any notice sent by prepaid first class mail will be deemed conclusively to have been effectively given on the fifth Business Day after posting.

     11. No Waiver; Remedies. Each right and remedy herein given to the Lender is cumulative, and is in addition to every other right existing at law, in equity or otherwise. Each such right and remedy may be exercised from time to time and in any order. No delay by the Lender in the enforcement of any right or remedy shall be deemed to constitute a waiver or election with respect to any rights or remedies. The obligations of Guarantor under this Guaranty are independent of the Obligations, and separate actions may be brought against any and all guarantors, the Borrower, and the collateral, and this Guaranty and the Obligations may be enforced against any and all parties and the collateral in any order. Actions to enforce this Guaranty may be brought in or transferred to, at the option of the Lender, the United States District Courts or the state courts of general jurisdiction sitting in the County of Oakland, Michigan, or in any jurisdiction where any collateral for the Loan or this Guaranty is located. Guarantor consents to the jurisdiction of all such courts and waives any and all defenses based on inconvenience of forum in all actions brought hereunder. Guarantor agrees to pay, as they are incurred, all reasonable attorneys' fees, costs and other expenses, and the reasonable fees and expenses of other professionals incurred in connection with the enforcement of this Guaranty, including the cost of determining relative rights hereunder, including reasonable fees, costs and expenses in connection with bankruptcy proceedings involving the Borrower or Guarantor.

     12. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all sums at any time held and other indebtedness at any time owing by the Lender to or for the Loan or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty, whether or not the Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. The Lender agrees promptly to notify the Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

     13. Confidentiality and Privacy. The terms of the Loan may not be disclosed by Guarantor except with the prior written consent of Lender. Guarantor shall not mention Lender's name in any press release or other public disclosure, except as required by law or applicable stock exchange rules, or as may be consented to in a writing from Lender, previously obtained. Guarantor consents to the collection, use and disclosure by Lender and its agents of any and all personal and/or proprietary information regarding Guarantor as may be necessary to fully exercise Lender's rights and remedies contained in any Loan Document.

     14. Continuing Guaranty; Assignments under Loan Agreement. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Loan,
(ii) be binding upon Guarantor, its successors and assigns jointly and severally, and (iii) inure to the benefit of, and be enforceable by, the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Loan Agreement (including, without limitation, all or any portion of its Loan and the Note) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Lender herein or otherwise.

     15. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Michigan.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


Loretta Food Group Inc.

By:
------------------------
      Al Burgio
Its:
------------------------